UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

                         October 24, 2014
Date of report (Date of earliest event reported)

AG&E HOLDINGS, INC. f/k/a WELLS-GARDNER ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:         (708) 290 2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03     Amendments to Articles of Incorporation.

On October 24, 2014 the Company filed an amendment to its Articles of Incorporation changing its name from Wells-Gardner Electronics Corporation to AG&E Holdings Inc. The name change was effective October 24, 2014.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held a Special Meeting of Shareholders to approve an amendment to the Company’s Certificate of Incorporation to change its name from “Wells-Gardner Electronics Corporation” to “AG&E Holdings Inc” on October 24, 2014.

The Company's new name is designed to better represent the Company's current position in the market place of the Company’s remaining business. The sale of the LCD (liquid crystal display) monitor business on September 12, 2014 to HT Precision Technologies U.S., Inc., required the Company to change its name by November 12, 2014 and the Board of Directors deemed the proposed name is in line with the remaining businesses of the Company.

The Company continues to own American Gaming & Electronics, Inc. (“American Gaming”), a leading parts distributor and service center to the casino gaming markets. American Gaming has offices in Las Vegas, Nevada; Hammonton, New Jersey; Hialeah, Florida: and McCook, Illinois. American Gaming distributes Spielo Video Gaming Terminals in Illinois as well as LCD replacement kits and parts to casinos throughout the Americas. American Gaming is a key supplier to the gaming industry.

This proposal required approval by sixty-six and two-thirds (66 2/3%) of the outstanding shares of the Company.

The Special Meeting Preliminary Proxy Statement was filed on September 16, 2014, the record date was September 26, 2014, the mailing date was on or around October 1, 2014, and the meeting date was October 24, 2014.

The following is a summary of the matter voted on at that meeting.

(a)

The shareholders ratified the amendment to the Company’s Certificate of Incorporation to change its name from “Well-Gardner Electronics Corporation” to “AG&E Holdings Inc.  The number of shares cast in favor of the ratification of the amendment to change the Company’s name, the number against, the number abstaining, and non-votes were as follows:

For	Against	Abstain	Non-Votes
8,852,000	1,714,000	78,000	1,080,000
75.5%	14.6%	0.7%	9.2%

One registered shareholder was represented at the meeting and several beneficial shareholders were represented at the meeting. The Company and the Inspector of Elections have decided to include two beneficial shareholders votes in the count, even though these two shareholders did not have legal proxies as required by our transfer agent’s process. The Company permitted these proxies because of an inadvertent lack of consistency between the Company’s voting instructions at the meeting and legal proxies to our transfer agents voting instruction card.

This lack of consistency will be corrected in the future. The Company hereby notifies beneficial shareholders at future shareholder meetings, they will not be permitted to vote at the meeting unless they check the box on the proxy instruction card, request a legal proxy, and bring the legal proxy with them to vote at the shareholders meeting.

Item 9.01     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

3.1	Articles of Amendment to the Company’s Articles of Incorporation dated October 24, 2014 as filed with the Illinois Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 28, 2014	/s/ Renee Zimmerman
Title: Senior Vice President & CFO